                                                                   EXHIBIT 10.20

                             DISBURSEMENT AGREEMENT

                                      among

                  RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

                                       AND

                             BANKERS TRUST COMPANY,

                        AS DISBURSEMENT AGENT AND TRUSTEE

                           DATED AS OF MARCH 22, 2002

                                TABLE OF CONTENTS

                                                                                                    Page
SECTION 1.        Defined Terms ...................................................................   2
SECTION 2.        Duties of Disbursement Agent ....................................................   5
     SECTION 2.1.      Maintenance of Construction Disbursement Account ...........................   5
     SECTION 2.2.      Review of Construction Disbursement Requests ...............................   6
     SECTION 2.3.      Maintenance of Liquidity Disbursement Account ..............................   6
     SECTION 2.4.      Disbursements from Liquidity Disbursement Requests .........................   6
     SECTION 2.5.      Final Disbursement from the Liquidity Disbursement Account .................   6
     SECTION 2.6.      Disbursement of Funds To Trustee ...........................................   6
SECTION 3.        Construction Disbursement Budget, Plans, Contracts, Segregated Account ..........   7
     SECTION 3.1.      Allocation of Contingency; Amendments to Construction Disbursement Budget ..   7
     SECTION 3.2.      Amendments to Plans ........................................................   7
     SECTION 3.3.      Major Contracts and Permits ................................................   8
     SECTION 3.4.      Segregated Account .........................................................   8
SECTION 4.        Conditions Precedent to Construction Disbursement Account Disbursement ..........   8
     SECTION 4.1.      General Conditions .........................................................   9
     SECTION 4.2.      Initial Disbursement .......................................................   9
     SECTION 4.3.      Final Disbursement Following Operating Date ................................   9
     SECTION 4.4.      Representations and Warranties .............................................  10
SECTION 5.        Concerning the Disbursement Agent ...............................................  10
     SECTION 5.1.      Compensation ...............................................................  10
     SECTION 5.2.      Limitation of Liability, Etc ...............................................  10
     SECTION 5.3.      Indemnity ..................................................................  11
     SECTION 5.4.      Termination ................................................................  11
     SECTION 5.5.      Substitution of Disbursement Agent .........................................  12
     SECTION 5.6.      Survival ...................................................................  12
SECTION 6.        Security Interest in the Accounts ...............................................  12
SECTION 7.        Additional Contribution .........................................................  12
SECTION 8.        Miscellaneous ...................................................................  12
     SECTION 8.1.      Waiver .....................................................................  13
     SECTION 8.2.      Invalidity .................................................................  13
     SECTION 8.3.      No Authority ...............................................................  13
     SECTION 8.4.      Assignment .................................................................  13
     SECTION 8.5.      Benefit ....................................................................  13
     SECTION 8.6.      Choice of Law ..............................................................  13
     SECTION 8.7.      Entire Agreement; Amendments ...............................................  13
     SECTION 8.8.      Notices ....................................................................  13
     SECTION 8.9.      Counterparts ...............................................................  14
     SECTION 8.10.     Captions ...................................................................  14
     SECTION 8.11.     Gaming Authorities .........................................................  14
                       ------------------

                                TABLE OF EXHIBITS

Exhibit A         Form of Architect's Certificate
Exhibit B         Form of Construction Disbursement Budget
Exhibit C         Form of Construction Schedule
Exhibit D         Form of Construction Manager's Certificate
Exhibit E         Form of Construction Disbursement Request
Exhibit F         Form of Liquidity Disbursement Request
Exhibit G         Form of Construction Budget Certification

                                TABLE OF ANNEXES

Annex A           Project Drawings, Plans and Specifications

                               TABLE OF SCHEDULES

Schedule 1                 Fee and Leasehold Mortgages

                             DISBURSEMENT AGREEMENT

         This DISBURSEMENT AGREEMENT (this "Agreement") is dated as of March 22, 2002, by and among RESORTS INTERNATIONAL HOTEL AND CASINO, INC., a New Jersey corporation ("RIHC") and Bankers Trust Company, as disbursement agent (the "Disbursement Agent") and as trustee (the "Trustee") under the Indenture (as defined below).

                                    RECITALS

         WHEREAS, RIHC has entered into the Indenture dated as of March 22, 2002 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Indenture") between RIHC and the Trustee pursuant to which RIHC will issue up to $180,000,000 of its 11 1/2% First Mortgage Notes due 2009 (as the same may be amended, supplemented, restated, exchanged, replaced or otherwise modified from time to time, the "Notes"). Portions of the net proceeds of the issuance of the Notes are to be deposited into the Accounts maintained by the Disbursement Agent pursuant to this Agreement;

         WHEREAS, the Notes are secured by, among other collateral, the Project Mortgages;

         WHEREAS, portions of the net proceeds of the sale of the Notes and the CRDA Funds are to be used to pay the Project Costs of the Project;

         WHEREAS, in connections with the offering of the Notes Holdings will make an equity contribution into RIHC and RIHC shall deposit $10.0 million of such proceeds (the "Additional Equity Contribution") into the Liquidity Disbursement Account;

         WHEREAS, the parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Construction Disbursement Account to RIHC in order to permit RIHC to pay Project Costs for the construction and opening of the Project. Funds disbursed to RIHC hereunder will be deposited by the Disbursement Agent into the Segregated Account. Funds held in the Construction Disbursement Account or the Segregated Account will be owned beneficially by RIHC, subject to the terms and conditions of this Agreement and subject also to the security interest granted in favor of the Trustee under the Security Agreement;

         WHEREAS, the parties have also entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Liquidity Disbursement Account to RIHC to be used by RIHC in the ordinary course of business of RIHC and its Subsidiaries;

         WHEREAS, this Agreement is made for the benefit of, and intended to be enforceable by the Trustee, for the benefit of the Holders of the Notes, as lien holder under the Project Mortgages.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT:

                                    SECTION 1

                                  DEFINED TERMS

         Terms not otherwise defined in this Agreement shall have the meanings provided in the Indenture. In addition, the following terms shall have the meanings set forth below.

         "Accounts" means the Segregated Account, the Construction Disbursement Account and the Liquidity Disbursement Account.

         "Additional Contribution" means such additional deposits as are made
(i) at the discretion of RIHC, (ii) pursuant to Sections 3.1, 3.2 or 7 hereof, or (iii) to avoid an Event of Default under the Indenture, in all cases in cash deposited by RIHC into the Construction Disbursement Account.

         "Additional Equity Contribution" has the meaning specified in the recitals of this Agreement.

         "Architect" means Bergman, Walls & Associates Ltd. and its successors and assigns as the Architect hereunder selected by RIHC and identified by RIHC by written notice to the Disbursement Agent and Trustee.

         "Architect's Certificate" means a certificate of the appropriate Architect substantially in the form of Exhibit A hereto at any date of determination.

         "Available Funds" means the sum of (a) the unspent funds contained in the Segregated Account, (b) the unspent funds contained in the Construction Disbursement Account (including any Additional Contribution), (c) the amount of the remaining commitments of CRDA Funds, and (d) Estimated Future Interest, to the extent not yet received on deposits in the Construction Disbursement Account and the Segregated Account.

         "Construction Disbursement Account" means a special account maintained with the Trustee, Account No. 33614, in the name of RIHC but under the sole dominion and control of the Trustee hereunder and subject to the terms of the Security Agreement and this Agreement.

         "Construction Disbursement Budget" means an itemized schedule in the form of Exhibit B hereto setting forth on a line item basis all Project Costs
        ---------
which RIHC estimates will be incurred by it in connection with the Project through the Operating Date, as such Construction Disbursement Budget may be amended from time to time pursuant to Section 3.1 hereof.

         "Construction Disbursement Request" has the meaning specified in
Section 2.2.

         "Construction Manager" means Perini Building Company, Inc. and its successors and assigns as the Construction Manager hereunder selected by RIHC and identified by RIHC by written notice to the Disbursement Agent and Trustee.

         "Construction Manager's Certificate" means a certificate of the appropriate Construction Manager substantially in the form of Exhibit D hereto.
                                                              ---------

         "Construction Schedule" means a schedule in the form of Exhibit C
                                                                 ---------
hereto describing the sequencing of the components of work to be undertaken in connection with the Project, as may be amended from time to time.

         "Contracts" means the contracts pertaining to the construction of the Project, including without limitation any contracts, subcontracts, licenses and performance and payment bonds or guarantees.

         "CRDA" means the public body in the State of New Jersey established pursuant to P.L. 1984, c218, as amended and supplemented, or the CRDA Act.

         "CDRA Funds" means the funds appropriated to RIHC in connection with the Project pursuant to the Credit Agreement entered into by RIH and the CRDA on February 26, 2002.

         "Disbursement" means (x) a disbursement from the Construction Disbursement Account to the Segregated Account, including both Payment Disbursements and Reimbursement Disbursements and (y) a disbursement from the Liquidity Disbursement Account to an account designated by RIHC.

         "Estimated Future Interest" means, from time to time, investment income, less any losses or costs associated therewith, which RIHC reasonably determines will be earned on funds in the Construction Disbursement Account and the Segregated Account through the Operating Date.

         "GMP" has the meaning specified in Section 3.3.

         "Hard Costs" means the costs and expenses in supplying goods, materials and labor for the construction of the Project.

         "Liquidity Disbursement Account" means a special account maintained with the Trustee, Account No. 33613, in the name of RIHC but under the sole dominion and control of the Trustee hereunder and subject to the terms of the Security Agreement and this Agreement.

         "Liquidity Disbursement Request" means a certificate of RIHC in substantially the form of Exhibit F hereto.
                          ---------

         "Major Contract" means any Contract or series of related Contracts entered into by RIHC for Hard Costs for $500,000 or more.

         "Mortgages" means certain fee mortgages and fee and leasehold mortgages listed on Schedule 1.
          ----------

         "Operating" means the time at which RIHC delivers to the Trustee and the Disbursement Agent, a certificate stating that (i) the Project is substantially complete in all material respects, (ii) the RIH Hotel together with the Project is in a condition, including fixtures, furniture and equipment, to receive customers in the ordinary course of business, and (iii) the Minimum Facilities are open to the general public in accordance with applicable law.

         "Operating Date" means that date by which the RIH Hotel is Operating.

         "Payment Disbursement" means a disbursement from the Construction Disbursement Account to the Segregated Account for the payment of amounts due but not yet paid in accordance with the Construction Disbursement Budget.

         "Plans" means all drawings, plans and specifications, prepared by or on behalf of RIHC and attached hereto as Annex A, as the same may be amended or
                                      -------
supplemented from time to time as specified herein and in accordance with the terms of the GMP, and, if required, submitted to and approved by the appropriate regulatory authorities, which describe and show the Project and the Labor and materials necessary for the construction thereof.

         "Project" means those improvements to be constructed on or adjacent to real property in Atlantic City, New Jersey known as the Resorts Atlantic City in accordance with the Plans.

         "Project Costs" means Hard Costs and Soft Costs.

         "Project Liens" means, at any time, any and all present and future liens upon the Project (other than inchoate liens) voluntarily granted or available as a matter of law to any Person supplying services, goods, material, labor or other items of value to the Project, whether provided or contracted for at or prior to such time or at some future time and whether such lien was granted, claimed, filed or perfected at such time or could be granted, claimed or filed or perfected at some future time, except only the Project Mortgages.

         "Project Mortgages" means the Mortgages and the Security Agreement.

         "Property" means the real property described on Exhibit A to each of the Project Mortgages, as applicable.

         "Realized Savings" means the excess of the amount budgeted in the Construction Disbursement Budget for a line item over the amount of funds expended or owed by RIHC to complete the tasks set forth in such line item and for the materials and services used to complete such tasks, but (i) Realized Savings for any line item shall be deemed to be zero if such savings are obtained in a manner that materially detracts from the overall quality and amenities of the Project, and (ii) Realized Savings for each line item shall in all cases be deemed to be zero until RIHC has (x) satisfied or provided for in all material respects the obligations arising out of the completion of that line item or (y) obtained contracts for the completion of all tasks set forth in such line item and for all materials and services required for such tasks for a fixed or guaranteed maximum price.

         "Reimbursement Disbursement" means a disbursement from the Construction Disbursement Account to the Segregated Account for reimbursement of payments previously made from the Segregated Account in accordance with the Construction Disbursement Budget.

         "Remaining Costs" means the amount necessary to pay, through completion of the Project, all theretofore unpaid Project Costs to be incurred in connection with the Project, in accordance with the Plans.

         "Retainage" means with respect to the any Contract an amount to be withheld until the contractor thereunder has completed the performance of certain obligations and such performance has been accepted by RIHC.

         "Security Agreement" means that certain Security Agreement dated as of the date hereof, from RIHC as debtor in favor of Trustee as secured party.

         "Segregated Account" means a special account maintained with the Trustee, Account No. 33612, in the name of RIHC but under the sole dominion and control of the Trustee hereunder and subject to the terms of the Security Agreement and this Agreement.

         "Soft Costs" means all costs other than Hard Costs that are related to the Project, including, without limitation, finance and pre-opening costs.

         "Title Insurer" means First American Title Insurance Company.

         "Title Policy" means the lender's policy of title insurance to be provided by the Title Insurer to the Trustee, together with all endorsements thereto.

                                    SECTION 2

                          Duties of Disbursement Agent

         The parties hereto agree, for the benefit of the Holders and the Trustee that:

         SECTION 2.1. Maintenance of Construction Disbursement Account. Upon receipt of the proceeds of the sale of the Notes to the Holders (net of financing and other transaction costs), RIHC shall deposit at least $89.0 million of such proceeds into the Construction Disbursement Account. Any funds received by RIHC under any Contract, including without limitation penalties and damages, shall be deposited into the Construction Disbursement Account. Such funds deposited to (x) the Construction Disbursement Account and the Segregated Account will be held by the Trustee subject to the terms of this Agreement and the Security Agreement and will not be commingled with any other funds or deposits. All funds contained in the Construction Disbursement Account and the Segregated Account shall be invested in such investments permitted under Security Agreement and the Indenture as are specified, from time to time, by RIHC in writing to the Trustee. Any interest income on the funds deposited in the Construction Disbursement Account or the Segregated Account shall be disbursed by the Trustee at the direction of the Disbursement Agent into any account specified by RIHC for use in any manner not prohibited by the Indenture. The Disbursement Agent will be the only authorized person with respect to the giving of disbursement instructions to the Trustee.

         SECTION 2.2. Review of Construction Disbursement Requests. RIHC may, no more than once every two weeks, submit to the Disbursement Agent, a written request for the disbursement of funds from the Construction Disbursement Account in the form of Exhibit E attached hereto (together with the appropriate
               ---------
Architect's Certificates and the appropriate Construction Manager's Certificates, the "Construction Disbursement Request"). The Disbursement Agent shall not give disbursement instructions to the Trustee in connection with such Construction Disbursement Request unless the applicable conditions set forth in
Section 4 hereof are satisfied. If such conditions are satisfied, the Disbursement Agent, within three (3) Business Days following receipt of a Construction Disbursement Request, shall direct the Trustee to disburse to the Segregated Account the funds requested in such Construction Disbursement Request. The Disbursement Agent shall notify RIHC and the Trustee promptly if
(i) any conditions set forth in Section 4 remain unsatisfied with respect to any particular Construction Disbursement Request or (ii) the Disbursement Agent has actual knowledge of a Project Lien.

         SECTION 2.3. Maintenance of Liquidity Disbursement Account. Upon receipt of the proceeds of an equity contribution from Holdings, RIHC shall deposit the Additional Equity Contribution into the Liquidity Disbursement Account. All funds contained in the Liquidity Disbursement Account shall be invested in such investments permitted under the Security Agreement and the Indenture as are specified, from time to time, by RIHC in writing to the Trustee. The Disbursement Agent will be the only authorized person with respect to the giving of disbursement instructions to the Trustee.

         SECTION 2.4. Disbursements from Liquidity Disbursement Requests. Within five business days of the required date of delivery of financial statements pursuant to Section 4.03(a)(i) of the Indenture any four fiscal quarter period (a "Test Period") ending on or prior to December 31, 2004, RIHC shall deliver to the Disbursement Agent a Liquidity Disbursement Request stating whether or not the Adjusted Consolidated EBITDA of RIHC for the Test Period is less than $28.0 million. So long as no Default or Event of Default exists and if the Adjusted Consolidated EBITDA of RIHC for such Test Period is less than $28.0 million, the Disbursement Agent, within three Business Days following receipt of a Liquidity Disbursement Request, shall direct the Trustee to disburse to an account designated by RIHC the funds from the Liquidity Disbursement Account (such amount, the "Released Amount") equal to the difference between $28.0 million and the Adjusted Consolidated EBITDA for such Test Period. The Additional Equity Contribution shall be retained in the Liquidity Disbursement Account until such time as it is permitted to be released pursuant to the terms of this Section 2.4 or Section 2.5 hereof. Any Released Amount shall be used by RIHC in the ordinary course of business of RIHC and its Subsidiaries.

         SECTION 2.5. Final Disbursement from the Liquidity Disbursement Account. Provided no Default or Event of Default has occurred and is continuing, if any funds remain in the Liquidity Disbursement Account following the final Test Period and after making any disbursement required by Section 2.4 hereof, the Disbursement Agent shall direct the Trustee to disburse all remaining funds (the "Remaining Funds") in the Liquidity Disbursement Account into an account specified by RIHC for use in any manner not prohibited by the Indenture.

         SECTION 2.6. Disbursement of Funds To Trustee. Upon receipt of a certificate executed by the Trustee, which certifies that an Event of Default has occurred and is continuing under the

Indenture, and that pursuant to the Indenture, the Trustee is entitled to possession of any funds in any of the Accounts, then the Disbursement Agent, without the approval of any other party, shall direct the Trustee to disburse such funds in any manner specified by the Trustee.

                                    SECTION 3

     Construction Disbursement Budget, Plans, Contracts, Segregated Account

         SECTION 3.1. Allocation of Contingency; Amendments to Construction Disbursement Budget. All Realized Savings shall be reallocated to the "Contingency" line item of the Construction Disbursement Budget. In addition, RIHC may allocate the "Contingency" line item and amend the Construction Disbursement Budget from time to time to reflect any changes in the amounts allocated for specific line item components of the work required to complete the Project. Any such amendment shall be in writing and shall identify with particularity the line item to be changed, the amount of the change, and, if any line item is increased, the amount from the "Contingency" line item in the Construction Disbursement Budget to be reallocated or the Additional Contributions which will be utilized to pay for the increase. In connection with any amendment providing for an increase in the Construction Disbursement Budget in excess of $50,000 RIHC shall certify (in an Officer's Certificate, as defined in the Indenture) that the following conditions have been satisfied:

                  (a) all line item increases, if any, are reasonably necessary in order to complete the work represented by such line item;

                  (b) the costs represented by any such line item increases do not exceed the "Contingency" line item and Additional Contributions, in each case to the extent not previously expended or dedicated to the payment of items contained in the Construction Disbursement Budget (other than in the "Contingency" line item), and

                  (c) immediately following such increases (i) the Construction Disbursement Budget provides for construction of improvements which are substantially consistent with the Project and the Plans, (ii) as of such date the Construction Disbursement Budget reasonably establishes the line item components of the work required to be undertaken in order to complete construction of the Project, and reasonably establishes the cost of completing each line item component of such work, and (iii) the Remaining Costs will not exceed the Available Funds and the amount of unspent funds available from the FF&E Financing.

         SECTION 3.2. Amendments to Plans. RIHC may amend the Plans from time to time to amend the scope of the Project, subject to the provisions of this
Section 3.2. Any such amendment shall be in writing and shall identify with particularity the changes to the Plans, and the corresponding changes to the Construction Disbursement Budget and each line item to be changed, the amount of the change, and the amount from the "Contingency" line item in the Construction Disbursement Budget to be reallocated or Additional Contributions which will be utilized to pay for the increase. Any such amendment shall become effective if, and only if, RIHC certifies (in an Officer's Certificate, as defined in the Indenture) that the following conditions have been satisfied:

                  (a) all such changes to the Plans are in the best interest of RIHC and the Project, and in no material way detracts from or decreases the original scope or quality of the Project;

                  (b) all line item increases, if any, are reasonably necessary in order to complete the work represented by such line item;

                  (c) the costs represented by such line item increases do not exceed the "Contingency" line item and Additional Contributions, in each case to the extent not previously expended or dedicated to the payment of items contained in the Construction Disbursement Budget (other than the "Contingency" line item); and

                  (d) immediately following such increases (i) the Construction Disbursement Budget provides for construction of improvements which are substantially consistent with the Project and the Plans as amended,
         (ii) the Construction Disbursement Budget reasonably establishes the line item components of the work required to be undertaken in order to complete construction of the Project, and reasonably establishes the cost of completing each line item component of such work, and (iii) the Remaining Costs will not exceed the Available Funds and the amount of unspent funds available from the FF&E Financing.

         SECTION 3.3. Major Contracts and Permits. RIHC shall not enter into, nor permit any of its Affiliates to enter into, any Major Contract (other than the principal contract with the Construction Manager for the construction of the Expansion Project (the "GMP") unless a Retainage of at least 5% is provided for until substantial completion of the applicable work (as determined by the Architect) if the Major Contract is of a type typically subject to Retainage. No material amendments shall be made to the Retainage provisions of the GMP as in effect on the Issue Date. RIHC shall gather and deliver (without duplication of previous such deliveries) to the Trustee every 30 days copies of (i) all Major Contracts, together with all amendments and modifications thereof and (ii) all work permits, building permits and other permits required to construct and open the Project.

         SECTION 3.4. Segregated Account. (a) All funds disbursed from the Construction Disbursement Account will be deposited in the Segregated Account and RIHC will use such funds solely to pay the Project Costs specified in the pertinent Construction Disbursement Request. Such funds will not be commingled with any other funds or deposits. Provided that no Event of Default has occurred and is continuing, any funds remaining in the Segregated Account upon the Operating Date shall first be used to pay Remaining Costs, and then shall be released to RIHC for use in any manner not prohibited by the Indenture as specified in an Officers' Certificate.

         (b) Concurrently with the funding of the initial disbursement pursuant to Section 4.2 hereof, and provided that all conditions to the initial disbursement have been fulfilled, RIHC shall authorize in writing disbursement of the sum of Fifty Thousand Dollars ($50,000) from the Construction Disbursement Account to the Segregated Account to be used as contemplated herein.

                                    SECTION 4

     Conditions Precedent to Construction Disbursement Account Disbursement

         SECTION 4.1. General Conditions. The Disbursement Agent's obligation to direct the Trustee to disburse funds requested in any Construction Disbursement Request is subject to the satisfaction of the following conditions:

                  (a) RIHC must have submitted a Construction Disbursement Request to the Disbursement Agent, accompanied by the appropriate Architect's Certificate(s) and the appropriate Construction Manager's Certificate(s), except that such Architect's Certificate shall not be required for amounts advanced pursuant to the GMP, but not paid with regard to construction in place.

                  (b) The Disbursement Agent must have received copies of unpaid invoices, bills, receipts, other evidence of amounts due or paid in connection with the Construction Disbursement Request as the Disbursement Agent may reasonably request and such other information as the Disbursement Agent may reasonably request.

                  (c) The Disbursement Agent must not have received any notice from the Trustee that any Default or Event of Default has occurred and is continuing under the Indenture.

                  (d) RIHC shall have cured any material inaccuracy in the Construction Disbursement Request brought to the attention of the Disbursement Agent.

                  (e) On the date of such requested Disbursement, RIHC shall have paid all amounts then owed under Section 5 of this Agreement.

                  (f) RIHC shall have delivered a certificate substantially in the form of Exhibit G hereto dated the later of March 22, 2002 and the
                     ---------
         date of the latest amendment to the Construction Disbursement Budget.

                  (g) With respect to each Construction Disbursement Request immediately following completion of foundation for the Project, the Title Insurer shall have issued a foundation endorsement insuring that such foundation is constructed wholly within the boundaries of the Property, and does not encroach on any easement or violate any covenants, conditions or restrictions of record, and shall have delivered such endorsement to the Trustee.

         SECTION 4.2. Initial Disbursement. In addition to the requirements of
Section 4.1 hereof, as a condition to the initial disbursement, the Disbursement Agent shall have received a certificate from RIHC representing performance bonds, naming Trustee for the benefit of the holders of the Notes as an additional beneficiary, have been issued with respect to the contract of the Construction Manager.

         SECTION 4.3. Final Disbursement Following Operating Date. Provided no Event of Default has occurred and is continuing, if any funds remain in the Construction Disbursement Account on the Operating Date, the Disbursement Agent shall disburse all remaining funds in the Construction Disbursement Account into any account specified by RIHC in writing first to pay any Remaining Costs, and then for use in any manner not prohibited by the Indenture.

         SECTION 4.4. Representations and Warranties. RIHC hereby represents and warrants as follows, as of the date hereof:

                  (a) The Construction Disbursement Budget accurately and completely sets forth (i) the anticipated Project Costs through the Operating Date, and (ii) the various components of the Project identified thereon as line items and the respective anticipated line item amounts.

                  (b) Giving effect to the funding of the offering of the Notes, there are sufficient Available Funds together with the amount of unspent funds available from the FF&E Financing (other than any Additional Contributions) to pay for the anticipated Remaining Costs.

                                    SECTION 5

                        Concerning the Disbursement Agent

         SECTION 5.1. Compensation. The Disbursement Agent shall receive from RIHC a fee of $10,000 per annum appropriately apportioned for a partial year for all services rendered hereunder and under the Indenture and the Collateral Documents and continuing until the Disbursement Agent's performance hereunder is terminated, in consideration for its services hereunder during the term of this Agreement, payable annually. RIHC shall also pay the Disbursement Agent's expenses and the fees and expenses of its attorneys as set forth in the Indenture.

         SECTION 5.2. Limitation of Liability, Etc. (a) The Disbursement Agent
(i) shall not be liable for, and does not represent, warrant or guarantee the performance of any obligation of RIHC, any Architect, any Construction Manager, any subcontractor or provider of materials or services in connection with construction of the Project or any other Person, (ii) shall have no responsibility to RIHC, any Holders, the Trustee or any other Person for any action taken or omitted by, or relating to the performance hereunder of, the Disbursement Agent except negligence or willful misconduct of the Disbursement Agent, (iii) except as expressly set forth herein, is not obligated to supervise, inspect or inform RIHC or any third party of any aspect of the construction of the Project or any other matter referred to above, and (iv) owes no duty of care to RIHC to protect against, or to inform RIHC of, any negligent, faulty, inadequate or defective design or construction of the Project. RIHC shall remain solely responsible for all aspects of its business and conduct in connection with the Project, including but not limited to the quality and suitability of the Plans, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements. The Trustee shall not be liable for any action taken or omitted by, or relating to the performance hereunder of, the Disbursement Agent.

                  (b) The Disbursement Agent shall have no duties or responsibilities whatsoever with respect to the Accounts except as are specifically set forth herein. The Disbursement Agent in such capacity shall neither be responsible for or under, nor chargeable with knowledge of the terms and conditions of, any other agreement, instrument or document in connec-tion herewith. The Disbursement Agent may conclusively rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to, any written notice, instrument, request, consent, certificate, document, letter, telegram, electronic mail, opinion, order, resolution or other writing hereunder without being requested to determine the authenticity thereof, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver the same. The Disbursement Agent shall have no responsibility for the contents of any such writing contemplated herein and may conclusively rely without any liability upon the contents thereof.

                  (c) The Disbursement Agent may consult with and retain legal counsel, independent public accountants and other exports or professionals selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  (d) The Disbursement Agent shall not be liable for loss or diminution in value of amounts in the Accounts arising out of any investment, sale or liquidation made by the Disbursement Agent in accordance with the terms of this Agreement, the Indenture or the other Collateral Documents. The Disbursement Agent shall not be liable for any loss due to changes in market rates or conditions or penalties for early redemption or sale of any amounts in the Accounts or the failure to provide written instructions to the Disbursement Agent in a timely manner.

         SECTION 5.3. Indemnity. RIHC SHALL INDEMNIFY, HOLD HARMLESS AND DEFEND THE DISBURSEMENT AGENT, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES AGAINST ANY AND ALL LOSSES, LIABILITIES OR EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY IT ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE OR ADMINISTRATION OF ITS DUTIES UNDER THIS AGREEMENT, INCLUDING THE COSTS AND EXPENSES OF ENFORCING THIS AGREEMENT AGAINST RIHC AND DEFENDING ITSELF AGAINST ANY CLAIM (WHETHER ASSERTED BY RIHC OR ANY HOLDER OR ANY OTHER PERSON) OR LIABILITY IN CONNECTION WITH THE EXERCISE OR PERFORMANCE OF ANY OF ITS POWERS OR DUTIES HEREUNDER, EXCEPT TO THE EXTENT ANY SUCH LOSS, LIABILITY OR EXPENSE MAY BE ATTRIBUTABLE TO ITS NEGLIGENCE OR BAD FAITH. THE DISBURSEMENT AGENT SHALL NOTIFY RIHC PROMPTLY OF ANY CLAIM FOR WHICH IT MAY SEEK INDEMNITY. FAILURE BY THE TRUSTEE TO SO NOTIFY RIHC SHALL NOT RELIEVE RIHC OF ITS OBLIGATIONS HEREUNDER. RIHC SHALL DEFEND THE CLAIM AND THE TRUSTEE SHALL COOPERATE IN THE DEFENSE. THE TRUSTEE MAY HAVE SEPARATE COUNSEL AND RIHC SHALL PAY THE REASONABLE FEES AND EXPENSES OF SUCH COUNSEL. RIHC NEED NOT PAY FOR ANY SETTLEMENT MADE WITHOUT ITS PRIOR WRITTEN CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

         SECTION 5.4. Termination. The Disbursement Agent's performance under this Agreement shall terminate automatically upon disbursement of all funds remaining in the Construction Disbursement Account and the Liquidity Disbursement Account, unless sooner terminated pursuant to

Section 5.5 hereof. The obligations of RIHC under Section 5.3 hereof shall survive termination of this Agreement.

         SECTION 5.5. Substitution of Disbursement Agent. Upon an Event of Default under the Indenture, the Trustee shall have the right to terminate the performance of the Disbursement Agent at any time, so long as it promptly selects a substitute disbursement agent to serve hereunder. Any substitute disbursement agent hereunder shall be subject to approval by the New Jersey Casino Control Commission. Upon selection of such substitute disbursement agent, the Trustee, RIHC and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement and, thereafter, the Disbursement Agent shall be relieved of its duties and obligations to perform hereunder, except that the Disbursement Agent shall transfer to the substitute disbursement agent upon request therefor copies of all books, records, plans and other documents in the Disbursement Agent's possession relating to the Notes, the Project or this Agreement and all funds remaining on deposit in the Construction Disbursement Account. The Disbursement Agent may resign in the same manner as the Trustee may resign under the Indenture.

         SECTION 5.6. Survival. The provisions of this Section 5 shall survive the resignation or removal of the Disbursement Agent or the termination or expiration of this Agreement.



                                    SECTION 6

                         Security Interest the Accounts

         RIHC hereby confirms that the security interest granted by the Security Agreement extends and attaches to the Accounts and all moneys now or hereafter placed or deposited therein. The parties also acknowledge that all moneys in the Accounts are Trust Moneys and subject to the Indenture and Security Agreement. The Disbursement Agent shall note in its respective records that all funds and other assets in the Accounts have been pledged to the Trustee.



                                    SECTION 7

                             Additional Contribution

         If at any time Available Funds together with the amount of unspent funds available from the FF&E Financing are less than the amount required to pay Remaining Costs, either (x) an Additional Contribution in the amount of such shortfall shall be made within sixty (60) days, or (y) within sixty (60) days RIHC shall deliver a certificate to the Trustee stating that Available Funds together with the amount of unspent funds available from the FF&E Financing are sufficient to pay Remaining Costs.



                                    SECTION 8

                                  Miscellaneous

         SECTION 8.1. Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

         SECTION 8.2. Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

         SECTION 8.3. No Authority. The Disbursement Agent is acting solely for its own account, is not acting as agent or fiduciary for, and shall have no authority to act or speak for, any Holder, the Trustee, RIHC or any other party, except that the Disbursement Agent shall be deemed to be acting as agent for the Trustee and on behalf of the Holders pursuant to this Agreement solely for purposes of and only to the extent necessary for maintaining the perfection and priority of the security interest of the Trustee in the Segregated Account.

         SECTION 8.4. Assignment. The rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties.

         SECTION 8.5. Benefit. The parties hereto shall be bound hereby and entitled to the benefits hereof.

         SECTION 8.6. Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York.

         SECTION 8.7. Entire Agreement; Amendments. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

         SECTION 8.8. Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either (i) on the day of hand delivery or (ii) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

         To RIHC:              1133 Boardwalk
                               Atlantic City, NJ 08401
                               Attention:  Joseph D'Amato

         To the Trustee
         and

         Disbursement
         Agent:                Bankers Trust Company
                               4 Albany Street
                               New York, NY 10006
                               Attention:  Corporate Trust and Agency Services

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others.

         SECTION 8.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         SECTION 8.10. Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

         SECTION 8.11. Gaming Authorities. Nothing in this Agreement shall require the Disbursement Agent to take any action contrary to the New Jersey Casino Control Act or any other Gaming Law or the rules, regulations or determinations promulgated by any Gaming Authority.

         IN WITNESS WHEREOF, the parties have executed and delivered this Disbursement Agreement as of the day first above written.

                             RESORTS INTERNATIONAL HOTEL AND
                             CASINO, INC.,
                             a Delaware Corporation

                             By: /s/ Joseph A. D'Amato
                                 -----------------------------
                                 Name:  Joseph D'Amato
                                 Title: Vice President

                             BANKERS TRUST COMPANY,
                             as Trustee and Disbursement Agent

                             By: /s/ Wanda Camacho
                                 -----------------------------
                                 Name:  Wanda Camacho
                                 Title: Vice President

                                                                       EXHIBIT A
                                                                       ---------

                        FORM OF CERTIFICATE OF ARCHITECT

                                                                          [Date]


Bankers Trust Company
4 Albany Street
New York, NY 10006

Attention:

         Re: Construction Disbursement Request (herein so called) dated ________
             Resorts International Hotel and Casino, Inc. ("RIHC")

Ladies and Gentlemen:

         Bergman, Walls & Associates Ltd. ("Architect") hereby represents as follows:

         1. With respect to the above referenced Construction Disbursement Request and reference is made to the Disbursement Agreement dated March 22, 2002, to which RIHC is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein.

         2. With respect to those provisions of the Plans prepared by Architect, and based solely on Architect's knowledge, information and belief, Architect hereby represents that the quality of construction performed as of the date hereof is generally in accordance with the Plans, and the Disbursement (herein so called) requested by the Construction Disbursement Request is appropriate in light of the percentage of construction completed and the amount of stored materials.

         The foregoing representations are true and correct and Disbursement Agent is entitled to rely on the foregoing in instructing the Trustee to make the Disbursement.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

                                              BERGMAN, WALLS & ASSOCIATES LTD.,
                                              as Architect

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT B
                                                                       ---------

                        CONSTRUCTION DISBURSEMENT BUDGET

Line Item                                                               Budget
---------                                                               ------
Hard Costs                                                           $85,000,000

Contingency                                                           $8,500,000

Soft Costs                                                            $7,200,000

FF&E                                                                 $14,800,000
                                                             -------------------

Total Construction Disbursement Budget                              $115,500,000

                                                                       EXHIBIT C
                                                                       ---------

                              CONSTRUCTION SCHEDULE

Phase Description                                                  Date
-----------------                                                  ----

Mobilization & begin construction                                15-Jul-02

Utility relocation complete                                      23-Aug-02

Demolition complete                                              18-Oct-02

Foundation complete                                              29-Jan-03

Superstructure top out                                           09-Sep-03

FF&E installation begins                                         01-Jan-04

Project Completion                                               15-Apr-04

                                                                       EXHIBIT D
                                                                       ---------

                   FORM OF CONSTRUCTION MANAGER'S CERTIFICATE

                                                                          [Date]


Bankers Trust Company
4 Albany Street
New York, NY 10006

Attention:  Corporate Trust and Agency Services

       Re: Construction Disbursement Request (herein so called) dated _________ Resorts International Hotel and Casino, Inc. ("RIHC")

Ladies and Gentlemen:

         Perini Building Company, Inc. ("Construction Manager") hereby certifies as follows:

         1. Construction Manager has reviewed the above referenced Construction Disbursement Request and the Disbursement Agreement dated March 22, 2002, to which RIHC is a party to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein.

         2. Construction Manager hereby certifies that with respect to all work to be performed by Construction Manager or for which Construction Manager is responsible pursuant to its contract with RIHC: (i) the construction performed as of the date hereof is substantially in accordance with the Plans, (ii) the Disbursement (herein so called) requested by the Construction Disbursement Request is appropriate in light of the percentage of construction completed and the amount of stored materials or otherwise in compliance with the GMP and (iii) the Construction Disbursement Budget in effect on the date hereof and attached hereto or previously furnished to you sets forth the anticipated costs of competing all such work.

         3. Construction Manager hereby certifies that lien releases have been received for all work, materials and/or services performed and paid for in connection with the work to be performed by Construction Manager or for which Construction Manager is responsible pursuant the GMP.

         The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in instructing the Trustee to make the Disbursement.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

                                          PERINI BUILDING COMPANY, INC.,
                                          as Construction Manager

                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT E
                                                                       ---------

                    FORM OF CONSTRUCTION DISBURSEMENT REQUEST

                                                                          [Date]


Bankers Trust Company
4 Albany Street
New York, NY 10006

Attention:  Corporate Trust and Agency Services

                Re:  Construction Disbursement Request of $

Ladies and Gentlemen:

         Resorts International Hotel and Casino, a Delaware corporation ("RIHC") requests that a disbursement of $___________ (the "Disbursement") be made on _____________, ____ to Account No. [ ] at [ ] (the "Segregated Account"), for use by RIHC. Capitalized Terms used herein shall have the meanings afforded them under that certain Disbursement Agreement dated as of March 22, 2002, to which you are a party. In connection with the requested Disbursement, the undersigned hereby represents, warrants and certifies as follows:

         1. The Disbursement consists of $___________ as a Payment Disbursement, and $___________ as a Reimbursement Disbursement, each for payment of the Project Costs set forth on the attached schedule.

         2. The Reimbursement Disbursement is required to replenish the Segregated Account for expenditures previously made in accordance with the Construction Disbursement Budget and the Plans. Following disbursement of the funding requested pursuant to this Construction Disbursement Request, the balance of the Segregated Account will not exceed $50,000 plus the amount of any Payment Disbursement hereunder. RIHC will utilize the excess of (x) the balance of the Segregated Account over (y) any unused Payment Disbursements in the Segregated Account only for working capital purposes pursuant to the Construction Disbursement Budget.

         3. The construction performed as of the date hereof is substantially in accordance with the Plans and the Disbursement is appropriate in light of the Construction Disbursement Budget and the percentage of construction completed and the amount of stored materials.

         4. RIHC does not have any knowledge of nor has RIHC received any notice of any Project Lien filed against the Project, or if RIHC has knowledge or has received notice of such a filed Project Lien, such Project Lien has been discharged, insured or otherwise bonded.

         5. The Construction Disbursement Budget in effect on the date hereof and attached hereto sets forth the anticipated costs of completing the Project, and there are sufficient Available Funds together with the amount of unspent funds available from the FF&E Financing to complete the construction of each component of the Project within the Construction Disbursement Budget therefor.

         6. No Event of Default exists under the Indenture and RIHC is in compliance in all material respects with each representation, warranty and covenant contained therein.

         7. All Additional Contributions required to have been made under the Disbursement Agreement on or before the date of this Construction Disbursement Request have been made.

         8. All permits and approvals necessary at the phase of construction as of the date of this Construction Disbursement Request have been obtained and are in full force and effect.

         9. Neither the building being constructed by the Construction Manager, nor any part thereof nor any equipment or any other property to be installed thereon or attached thereto has suffered any material damage by fire or any other casualty or otherwise (in each case other than any damage for which an insurance claim has been submitted or has been theretofore repaired or restored).

         10. [Attached hereto is the Architect's Certificate referred to in clause 4.1(a).] [The amounts requested pursuant to this Disbursement Request are for amounts advanced pursuant to the GMP, but not paid with regard to construction in place.]

         The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

         Attached to this Construction Disbursement Request and Certificate are the appropriate Architect's Certificate(s) and the Construction Manager's Certificate(s), which form an integral part of this Construction Disbursement Request and Certificate.

                                        RESORTS INTERNATIONAL HOTEL AND
                                        CASINO, INC.,
                                        a Delaware Corporation

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT F
                                                                       ---------

                     FORM OF LIQUIDITY DISBURSEMENT REQUEST

Bankers Trust Company
4 Albany Street
New York, NY 10006

Attention:  Corporate Trust and Agency Services

                       Re:  Liquidity Disbursement Request of $

Ladies and Gentlemen:

         Resorts International Hotel and Casino, a Delaware corporation ("RIHC") hereby certifies that the Adjusted Consolidated EBITDA of RIHC for the Test Period last ended was $[ ] million and the Released Amount for such Test Period is $[0/ [other amount]] and that no Default or Event of Default exists.

         Pursuant to Section 2.5 of the Disbursement Agreement, you are hereby
directed to direct the Trustee to Account No. [      ] at [      ] the Released
Amount from the Liquidity Disbursement Account for use by RIHC. Capitalized Terms used herein shall have the meanings afforded them under that certain Disbursement Agreement dated as of March 22, 2002, to which you are a party.

         The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in directing the making the Disbursement.

                                        RESORTS INTERNATIONAL HOTEL AND
                                        CASINO, INC.,
                                        a Delaware Corporation

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT G
                                                                       ---------

             FORM OF CONSTRUCTION DISBURSEMENT BUDGET CERTIFICATION

                                                                  March 22, 2002


         The undersigned hereby certify that the attached Construction Disbursement Budget dated March 22, 2002 sets forth the anticipated costs of completing the Project and the Construction Disbursement Budget is adequate to complete the Project substantially in accordance with the Plans, without material deviation therefrom.

                                          RESORTS INTERNATIONAL HOTEL AND
                                          CASINO, INC.,
                                          a Delaware Corporation

                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                     ANNEX A

                   PROJECT DRAWINGS, PLANS AND SPECIFICATIONS

                                   SCHEDULE 1

                           FEE AND LEASEHOLD MORTGAGES

     1. Mortgage, Assignment of Leases, Security Agreement and Fixture Filing by Resorts International Hotel and Casino, Inc., as mortgagor, in favor of Bankers Trust Company, as mortgagee, dated as of March 22, 2002.

     2. Fee and Leasehold Mortgage, Assignment of Leases, Security Agreement and Fixture Filing by Resorts International Hotel, Inc., as mortgagor, in favor of Bankers Trust Company, as mortgagee, dated as of March 22, 2002.

     3. Mortgage, Assignment of Leases, Security Agreement and Fixture Filing by New Pier Operating Company, Inc., as mortgagor, in favor of Bankers Trust Company, as mortgagee, dated as of March 22, 2002.